                          SERVICING CERTIFICATE                         PAGE 5
- -------------------------------------------------------------------------------

   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1996C          Current Collection Period:  01-Aug-96 to 31-Aug-96
                                                                                P & S Agreement Date:                    01-Aug-96


   PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                              Current
                                                                                                                       ------------
   Class A Certificates, Series 1996C           LIBOR + 0.38%         5.88000%  Original Closing Date:                   10-Sep-96
   Class B Certificates, Series 1996C           LIBOR + 1.25%         6.75000%  Distribution Date:                       14-Sep-96
                                                                                Days in Accrual Period                    5


                         Weighted Avg Mtg Rate (WAC)                  7.52100%
   LIBOR      5.50000%   Weighted Avg Net Mtg Rate (Alt. Rate)        7.14100%
   ----------------------------------------------------------------------------

 1      Beginning Pool Principal Balance                                                                        323,344,305.46
 2      Beginning Pool Balance Factor                                                                              100.000000%
   -------------------------------------------------------------------------------------------------------------------------

 3      Beginning Class A Principal Balance                                                                     318,494,140.46
 4      Beginning Class B Principal Balance                                                                       4,850,165.00
   -------------------------------------------------------------------------------------------------------------------------

 5      Aggregate of all Monthly Principal Payments                                        (P&S 5.08i   )                 0.00
 6      Aggregate of all Principal Prepayments Received                                    (P&S 5.08i   )         2,779,246.14
 7      Aggregate of any Net Liquidation Proceeds Received                                 (P&S 5.08iii )                 0.00
 8      Aggregate of any Insurance Proceeds Received                                       (P&S 5.08iv  )                 0.00
 9      Aggregate of any Awards or Settlements From Condemnation Proceedings               (P&S 5.08v   )                 0.00
10      Aggregate of any Proceeds From Repurchased Mortgage Loans                          (P&S 5.08vi  )                 0.00
11      Aggregate of any Revenues From Fidelity Bond or Mortgage Interest Insurance Policy (P&S 5.08vii )                 0.00
12      Aggregate of any Revenues From Foreclosure or Deed Net of any Advances             (P&S 5.08viii )                0.00
13      Current Principal Advances                                                                                        0.00
14      Current Servicer Principal Reimbursements                                                                         0.00
15      Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                     2,779,246.14
16      Unrecovered Principal Amounts (Liquidation Loss)                                                                  0.00
17      Aggregate of all Interest Payments Received                                        (P&S 5.08ii  )         1,176,428.52
18      Current Servicing Fee                                                              (P&S 5.08ii  )            11,175.30
19      Monthly Interest Advance (Recovery) based on Delinquent Accounts                   (P&S 6.02vii )           850,131.91
19 i.   Current Servicer Interest Advance (Recovery)                                                                850,131.91
20      Scheduled Formula Principal Distribution Amount (5+13-14)                                                         0.00
21      Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                      2,779,246.14
22      Total Interest Available For Distribution (17-18+19i)                                                     2,015,385.13
23      Total Funds Available For Distribution (15+22)                                                            4,794,631.27

        ----------------------------------------------------------------------------------------------------------------------
24      Formula Principal Distribution Amount  (Lines 20 + 21)                                                    2,779,246.14
        ----------------------------------------------------------------------------------------------------------------------

                                                                                                  WATERFALL
25 i.   Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                        (P&S 6.02i   )          98.50%
   ii.  Class A Percentage  x  Scheduled Formula Principal Distribution Amount (Line 20)                                  0.00
   iii. Class A Prepayment Percentage                                                                                   100.00%
   iv.  Class A Prepayment Percentage  x  Unscheduled Formula Principal Distribution Amount                       2,779,246.14
   v.   Class A Total Distribution Allocable to Principal                                     2                   2,779,246.14
   vi.  Class A Recovered Principal Amount                                                                                0.00
   vii  Class A Unrecovered Principal Amount                                                  7                           0.00

26 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)               1  (P&S 6.02ii  )     260,103.55
   ii.  Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                           (P&S 6.02ii  )     260,103.55
   iii. Class A Current Interest  (pass-through rate x A's upb)                                  (P&S 6.02ii  )     260,103.55
   iv.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
          preceding distribution date)                                                           (P&S 6.02iii  )          0.00

   v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
          preceding distribution date)                                                           (P&S 6.02iii  )          0.00
   vi.  Class A Unpaid Interest Shortfall included in 26i.
          (when 26iii. > 0: min of 26i. and 26iv.)                                               (P&S 6.02iii  )          0.00
   viii.Class A Interest Shortfall  (26ii. - 26i.)                                               (P&S 6.02iii  )          0.00
   -----------------------------------------------------------------------------------------------------------------------------

27 i    Current Certificate Insurance Premium                                                 3                      35,028.97
   ii.  Reimbursement Amount                                                                  4  (P&S 6.02vi  )           0.00
   iii. Total Amount to Certificate Insurer                                                                          35,028.97
   -----------------------------------------------------------------------------------------------------------------------------

28 i    Subordinated Percentage                                                                  (P&S 6.02i   )           1.50%
   ii   Subordinated Percentage of Scheduled Formula Principal Distribution Amount                                        0.00
   iii. Subordinated Prepayment Percentage                                                                                0.00%
   iv.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
          Distribution Amount                                                                                             0.00
   v.   Class B Total Distribution Allocable to Principal                                     8                           0.00
   vi.  Class B Recovered Loss Amount                                                         9                           0.00
   vii  Class B Unrecovered Loss Amount                                                                                   0.00

29 i    Class B Total Distribution Allocable to Interest                                      6  (P&S 6.02ii  )       4,547.03
   ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                          (P&S 6.02ii  )       4,547.03
   iii. Class B Current Interest (pass-through rate x B's upb)                                   (P&S 6.02iii  )      4,547.03
   iv.  Class B Unpaid Interest Shortfall  (Class A's interest s/f from
          preceding distribution date)                                                           (P&S 6.02iii  )          0.00

   v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)
   vi.  Class A Unpaid Interest Shortfall included in 26i.
          (when 29iii. > 0: min of 29i. and 29iv.)                                                                        0.00
   viii.Class A Interest Shortfall  (29ii. - 29i.)                                                                        0.00
   -----------------------------------------------------------------------------------------------------------------------------

30 i.   Cumulative Master Servicer Advanced Interest                                             (P&S 6.02v   )     850,131.91
   ii.  Cumulative Master Servicer Advanced Principal                                                                     0.00
   -----------------------------------------------------------------------------------------------------------------------------

31 i.   Beginning Reserve Fund Balance                                                           (P&S 6.06   )              0.00
   ii.  Current Reserve Fund Deposit                                                          5                       250,000.00
   iii  Current Reserve Fund Advances                                                                                       0.00
   iv.  Ending Reserve Fund Balance (required amount = $250,000)                                                      250,000.00
   -----------------------------------------------------------------------------------------------------------------------------

32 i.   Available Excess Interest                                                                                   1,715,705.58
   ii.  Distribution Account Shortfall                                                           (P&S 6.02xvi)              0.00
   iii  Class R Distribution Amount For Such Distribution Date                               10                     1,465,705.58
   -----------------------------------------------------------------------------------------------------------------------------

33 i.   Ending Pool Principal Balance                                                            (P&S 6.02vii)    320,565,059.32
   ii.  Ending Pool Balance Factor                                                                                    99.140469%
   -----------------------------------------------------------------------------------------------------------------------------

34      Ending Class A Principal Balance                                                                          315,714,894.32
35      Ending Class B Principal Balance                                                                            4,850,165.00
   =============================================================================================================================

                     STATEMENT TO CERTIFICATEHOLDERS                    PAGE 6
- -------------------------------------------------------------------------------

   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1996C           Current Collection Period:  01-Aug-96 to 31-Aug-96

   PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                              LIBOR= 5.5000%

   Class A Certificates, Series 1996C           LIBOR + 0.38%             5.88000%              Original Closing Date:    10-Sep-96
   Class B Certificates, Series 1996C           LIBOR + 1.25%             6.75000%              Distribution Date:        14-Sep-96

                 Weighted Avg Net Mtg Rate (Alt. Rate) 7.14100%

- -------------------------------------------------------------------------------

 1 i.   Class A Total Distribution Allocable to Principal                                                                  8.726208
   ii.  Class A Percentage  x  Scheduled Formula Principal Distribution Amount (Line 20)                                   0.000000
   iii. Class A Prepayment Percentage  x  Unscheduled Formula Principal Distribution Amount                                8.726208
   iv   Class A Recovered Principal Amount                                                                                 0.000000
   v    Class A Unrecovered Principal Amount                                                                               0.000000

 2 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                            0.816667
   ii.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)                       0.816667
   iii. Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. > 0: min of 26i. and 26iv.)                       0.000000
   iv   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)                       0.000000

        ---------------------------------------------------------------------------------------------------------------------------

 3 i.   Class B Total Distribution Allocable to Principal                                                                  0.000000
   ii.  Subordinated Percentage of Scheduled Formula Principal Distribution Amount                                         0.000000
   iii. Subordinated Prepayment Percentage of Unscheduled Formula Principal Distribution Amount                            0.000000
   iv   Class B Recovered Loss Amount                                                                                      0.000000
   v    Class B Unrecovered Loss Amount                                                                                    0.000000

 4 i.   Class B Total Distribution Allocable to Interest                                                                   0.937500
   ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                                    0.937500
   iii. Class B Current Interest (pass-through rate x B's upb)                                                             0.937500
   iv   Class B Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)                       0.000000
        ---------------------------------------------------------------------------------------------------------------------------

 5      Ending Pool Principal Balance                                                                            320,565,059.32
 6      Ending Pool Balance Factor                                                                                   99.140469%

 7      Ending Class A Principal Balance                                                                         315,714,894.32
 8      Ending Class B Principal Balance                                                                           4,850,165.00
        ---------------------------------------------------------------------------------------------------------------------------

 9 i.   Current Master Servicer Advanced (Recovered) Interest                                                        850,131.91
   ii.  Current Master Servicer Advanced (Recovered) Principal                                                             0.00
   iii. Current Trustee Advanced Interest                                                                                  0.00
   iv   Current Trustee Advanced Principal                                                                                 0.00
   v    Additional Servicing Compensation                                                           (P&S 6.02ix  )         0.00
   vi   Amount of Servicing Advances Paid by Master Servicer                                        (P&S 6.02 x  )         0.00
   vii  Formula Principal Amount & Unrecovered Principal Amounts                                    (P&S 6.02iv  )         0.00
   viii Amount of Delinquencies of Mortgage Loans                                                                          0.00
   ix   CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:                        ######                                        0.00000%
   x    CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:                        ######                                        0.00000%
        ---------------------------------------------------------------------------------------------------------------------------

10 i    Number of Mortgage Loans 30 to 59 Days Delinquent                                                                   0
   ii   Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                             0.00
11 i    Number of Mortgage Loans 60 to 89 Days Delinquent                                                                   0
   ii   Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                             0.00
12 i    Number of Mortgage Loans 90 or More Days Delinquent                                                                 0
   ii   Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                           0.00
13 i    Number of Mortgage Loans in Foreclosure                                                                             0
   ii   Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                       0.00

14      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                           0.00
15      Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                             (P&S 6.02xiii)          0.00
        ===========================================================================================================================